DFAIDG

Sub-Item 77Q1 (a)

Articles of Amendment and Restatement filed with the Maryland
State Secretary of State on July 9, 2009 are incorporated herein by reference to Post-Effective Amendment No. 115/116 to Registrant's Registration Statement on Form N-1A (2-73948 and
811-3258) filed on December 14, 2009.